NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated July 7, 2017
to the Prospectus dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective June 30, 2017:

a.	The tables under the heading "Portfolio Management – Portfolio Managers" on pages 6 and 11 of the Prospectus are each deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Frederick N. Gwin, CFA	Senior Investment Professional, NWAM	Since 2014
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014

b.	The paragraph under the heading "Portfolio Management – Nationwide Fund Advisors" on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

Christopher C. Graham, Keith P. Robinette, CFA, and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds. In this regard, Messrs. Graham, Robinette, and Urban jointly are responsible for the selection and oversight of the Underlying Funds in which the Core Sleeves invest, determining each Fund's allocations between the Core Sleeve and the Volatility Overlay, and administering each Fund's volatility management program and providing index notional exposure information to the subadviser. Mr. Graham joined the Office of Investments at Nationwide Mutual in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual's proprietary general account. In June 2016, Mr. Graham joined NFA as its Chief Investment Officer. Mr. Robinette joined the Office of Investments at Nationwide Mutual in 2012 where he managed a hedge fund portfolio and led manager due diligence reviews. In May 2017, Mr. Robinette joined NFA as a Senior Director of Asset Strategies.  Mr. Urban joined NFA in July 2016 and became a Senior Director of Asset Strategies in May 2017. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst covering hedge funds for the Ohio Public Employees Retirement System, where he was responsible for hedge fund manager selection and due diligence as well as portfolio risk management.

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